EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of ASI Technology Corporation (the "Company"), in his capacity and as of the date set forth below, does hereby certify with respect to Amendment No. 1 to the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that to his knowledge:

         (1) the Amendment No. 1 to the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Amendment No. 1 to the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 25, 2005

                                                      /s/ JERRY E. POLIS
                                             -----------------------------------
                                             Jerry  E.  Polis,  President  and
                                             Principal  Executive  Officer  of
                                             ASI Technology Corporation